Exhibit 99.1

The issuance of the Warrant evidenced by this certificate and the securities issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, and such securities may not be sold or transferred unless there is an effective registration statement under such act covering such sale or transfer or the company receives an opinion of counsel (which may be counsel for the company) stating that such sale or transfer is exempt from the registration and prospectus delivery requirements of such act.

Dated: As of December 21, 2005 No. of Shares: 150,000 Shares of Common Stock Holder: William F. Quirk, Jr.

HEALTH DISCOVERY CORPORATION
STOCK PURCHASE WARRANT

This is to certify that, for value received, William F. Quirk, Jr. and his permitted assigns (“Holder”) is entitled upon the due exercise hereof at any time during the period commencing on December 19, 2005 (the “Commencement Date”) and terminating at 5:00 p.m. E.S.T., on December 31, 2008 (the “Termination Date”), to purchase 150,000 shares of the Common Stock (subject to adjustment as provided herein), of HEALTH DISCOVERY CORPORATION, a Texas corporation (the “Company”), at a price per share as specified in Section 2 of this Warrant and to exercise the other rights, powers and privileges hereinafter provided, all on the terms and subject to the conditions specified herein.

1.   Certain Definitions. In addition to terms defined elsewhere in this Warrant, the following terms as used in this Warrant shall have the following meanings:

(a)   Appraised Value. The going concern value of all outstanding shares of Common Stock, as determined by a written appraisal prepared by an appraiser acceptable to the Company and the Holder. “Going concern value” is defined for this purpose as the price in a single transaction determined on a going-concern basis that would be agreed upon by the most likely hypothetical buyer for 100% of the equity capital of the Company. The Company shall pay for the cost of any such appraisal.

(b)   Closing Price. If the primary market for the security in question is a national securities exchange, The NASDAQ Stock Market, or other market or quotation system in which last sale transactions are reported on a contemporaneous basis, the last reported sales price, regular way, of such security on such exchange or in such quotation system for such day, or, if there shall not have been a sale on such exchange or reported through such system on such trading day, the highest closing or last bid quotations therefor on such exchange or quotation system on such trading day. If the primary market for such security is not such an exchange or quotation market in which last sale transactions are contemporaneously reported, the last bid quotation in the over-the-counter market on such trading day as reported by the National Association of Securities Dealers through NASDAQ, its automated system for reporting quotations, or its successor or such other generally accepted source of publicly reported bid quotations as the Company may reasonably designate. If the Closing Price per share of Common Stock cannot be ascertained by any of the methods set forth in the two preceding sentences, the Closing Price per share of outstanding Common Stock shall be deemed to be the price equal to the quotient determined by dividing the Appraised Value by the number of shares of Common Stock then outstanding.

(c)   Common Stock. The Company’s no par value common stock, any stock into which such shares shall have been changed or any stock resulting from reclassification of such shares.

(d)   Exercise Price. The price specified in Section 2 hereof, as the same shall be adjusted from time to time pursuant to the provisions of this Warrant.

(e)   Fair Market Value. The fair value thereof as shall be determined in good faith by the Board of Directors of the Company.

(f)   Warrant Shares. The shares of Common Stock issuable upon exercise of the Warrant.

2.   Exercise Price. Subject to the adjustments provided for elsewhere in this Warrant, the Exercise Price per share shall be $0.12.

3.   Exercise of Warrant.

(a)   The Holder may exercise this Warrant, in whole or in part, by delivering to the Company at its office maintained pursuant to Section 4 for such purpose (i) a written notice of such Holder’s election to exercise this Warrant, which notice shall specify the number of shares to be purchased, (ii) this Warrant and (iii) a sum equal to the Exercise Price therefor in cash or by certified check or cashier’s check. Such notice may be in the form of an election to subscribe attached hereto. Upon delivery thereof, the Company shall as promptly as practicable and in any event within ten (10) business days thereafter, cause to be executed and delivered to such Holder a certificate or certificates representing the aggregate number of fully-paid and nonassessable Warrant Shares issuable upon such exercise. The stock certificate or certificates for such shares so delivered shall be in such denominations as may be specified in said notice and shall be registered in the name of such Holder or such other name or names as shall be designated in said notice. Such certificate or certificates shall be deemed to have been issued and such Holder or any other person so designated to be named therein shall be deemed to have become a Holder of record of such shares, including to the extent permitted by law the right to vote such shares or to consent or to receive notice as a stockholder, as of the time said notice together with the Exercise Price are delivered to the Company as aforesaid. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said certificate or certificates, deliver to such Holder a new Warrant dated the date it is issued, evidencing the rights of such Holder to purchase the remaining Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of such Holder, appropriate notation may be made on this Warrant and the Warrant shall be returned to such Holder.

(b)   The Company shall pay all expenses, issuance taxes and other charges payable in connection with the preparation, issue and delivery of stock certificates under this Section 3, except that, in case such stock certificates shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all stock transfer taxes which shall be payable upon the issuance of such stock certificate or certificates shall be paid by the Holder hereof at the time of delivering the notice of exercise mentioned above.

4.   Warrant Registration. The Company shall at all times while any portion of this Warrant remains outstanding and exercisable keep and maintain at its principal office a register in which the registration, transfer and exchange of this Warrant shall be provided for. The Company shall not at any time, except upon the dissolution, liquidation or winding up of the Company, close such register so as to result in preventing or delaying the exercise or transfer of this Warrant.

5.   Transfer. The Warrant granted hereunder shall not be assignable or transferable by Holder, absent the prior written consent of the Company.

6.   Representations, Warranties and Covenants of Issuer.

(a)   The Company is a corporation duly organized and validly existing under the laws of the State of Texas. The Company has the corporate power and authority to execute and deliver this Warrant and to perform the terms hereof, including the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Company has taken all action necessary to authorize the execution, delivery and performance of this Warrant and the issuance of the shares of Common Stock issuable upon exercise of this Warrant. This Warrant has been duly authorized and executed and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally.

(b)   The Company covenants and agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant and the payment of the Exercise Price will, upon issuance, be fully paid and nonassessable and free from all issuance taxes, liens and charges with respect to the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

(c)   During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. The Company shall from time to time take all action which may be necessary or appropriate so that the Warrant Shares, immediately upon their issuance following an exercise of this Warrant (in whole or in part), will be listed or quoted, as the case may be, on the principal securities exchanges or markets within the United States of America on which other shares of Common Stock of the Company are then listed. Nothing contained herein shall require the Company to register or maintain a current registration statement or prospectus for the Warrant Shares.

(d)   The Company shall not by any action, including, without limitation, amending its organizational documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holders against impairment.

(e)   At any time when shares of stock received upon exercise are permitted to be transferred without restriction pursuant to Rule 144(k) promulgated under the Securities Act, the holder thereof shall be entitled to receive from the Company, without expense, upon delivery to the Company of the existing certificate representing shares of Capital Stock, a new certificate not bearing any Securities Act legend.

7.   Adjustments to Exercise Price and Number of Shares Purchasable. The Exercise Price and number of Warrant Shares purchasable pursuant to this Warrant shall be subject to adjustment from time to time as follows:

(a)   In case the Company shall at any time exchange as a whole, by subdivision or combination in any manner or by the making of a stock split or stock dividend, the number of shares of Common Stock then outstanding into a different number of shares, with or without par value, then thereafter the number of Warrant Shares which the Holder of this Warrant shall be entitled to purchase (calculated immediately prior to such change), shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such change, and the Exercise Price of such Warrant Shares after such change shall, in case of an increase in the number of shares of Common Stock, be proportionately reduced, and, in case of a decrease in the number of shares of Common Stock, be proportionately increased.

(b)   In case of any reclassification or change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision, combination or stock dividend as provided for in Section 7(a)), or in case of any consolidation of the Company with, or merger of the Company into, another corporation, or in case of any sale of all, or substantially all, of the property, assets, business and good will of the Company as an entirety, the Company, or such successor or purchasing corporation, as the case may be, shall provide that the Holder of this Warrant shall thereafter be entitled to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger or sale by a holder of the number of shares of Common Stock which this Warrant entitles the Holder hereof to purchase immediately prior to such reclassification, change, consolidation, merger or sale. Any such successor entity shall be required to assume each and every covenant and condition of this Warrant to be performed and observed by the Company, and thereafter shall be deemed to be the Company for purposes of this Warrant.

8.   Holder’s Rights. This Warrant shall not entitle the Holder to any rights of a stockholder of the Company.

9.   Notices. If there shall be any adjustment as provided above in Section 7, or if securities or property other than shares of Common Stock shall become purchasable in lieu of shares of Common Stock upon exercise of this Warrant, the Company shall forthwith cause written notice thereof to be sent by registered mail, postage prepaid, to the registered Holder of this Warrant at the address of such Holder shown on the books of the Company, which notice shall be accompanied by an explanation prepared by the Company setting forth in reasonable detail the basis for the Holder’s becoming entitled to purchase such shares and the number of shares which may be purchased and the Exercise Price thereof, or the facts requiring any such adjustment and the Exercise Price and number of shares purchasable after such adjustment, or the kind and amount of any such securities or property so purchasable upon the exercise of this Warrant, as the case may be. At the request of Holder and upon surrender of this Warrant, the Company shall reissue this Warrant in a form conforming to such adjustments.

10.   Cash in Lieu of Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of this Warrant. If, by reason of any change made pursuant to Sections 7 or 8 hereof, the Holder of this Warrant would be entitled, upon the exercise of any rights evidenced hereby, to receive a fractional interest in a share, the Company shall, upon such exercise, purchase such fractional interest for an amount in cash equal to the Fair Market Value of such fractional interest, determined as of the date of exercise of this Warrant.

11.   Lost Stolen, Mutilated, or Destroyed Warrants. If this Warrant shall become lost, stolen, mutilated, or destroyed, the Company shall, on such terms as to indemnity or otherwise as it may in its reasonable discretion impose upon the registered Holder thereof (as shown on the register of Warrants maintained by the Company), issue a new warrant of like denomination, tenor, and date as the warrant so lost, stolen, mutilated, or destroyed.

12.   Applicable Law. The validity, interpretation, and performance of this Warrant shall be governed by the internal laws of the State of Texas without regard to conflicts of laws provisions.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed, effective as of the Commencement Date.

HEALTH DISCOVERY CORPORATION By: /s/ Daniel Furth Name: Daniel Furth Title: Secretary

EXHIBIT A

[Subscription Form to Be Executed Upon Exercise of Warrant]

The undersigned, registered holder or assignee of such registered holder of the within Warrant, hereby (1) subscribes for Warrant Shares which the undersigned is entitled to purchase under the terms of the within Warrant, (2) makes the full cash payment therefor called for by the within Warrant, and (3) directs that the shares issuable upon exercise of said Warrant be issued as follows:

(Name) (Address) Signature_____________________________________

Dated____________________________